Schedule of Investments
Thornburg Capital Management Fund	December 31, 2019 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS — 100.0%
[a]	Anthem, Inc., 1.870%, 1/2/2020	$13,300,000	$ 13,300,000
	Atlantic City Electric, 1.800%, 1/2/2020	18,000,000	18,000,000
[a]	AutoZone, Inc., 2.000%, 1/2/2020	17,309,000	17,309,000
	Baltimore Gas and Electric, 1.800%, 1/2/2020	18,000,000	18,000,000
	Bank of New York Tri-Party Repurchase Agreement, 1.74% dated 12/31/2019 due 1/2/2020, repurchase price $40,003,867 collateralized by 49 corporate debt securities, having an average coupon of 3.60%, a minimum credit rating of BBB-, maturity dates from1/29/2021 to 6/1/2065, and having an aggregate market value of $42,865,960 at 12/31/2019	40,000,000	40,000,000
[a,b]	BAT International Finance plc, 2.120%, 1/2/2020	17,000,000	17,000,000
	Caterpillar Financial Services Corp., 1.700%, 1/13/2020	17,000,000	16,991,170
[a]	CenterPoint Energy, Inc., 1.800%, 1/2/2020	17,000,000	17,000,000
[a]	Cintas Executive, 2.050%, 1/2/2020	18,000,000	18,000,000
[c]	City of Livermore (Performing Arts Center; LOC U.S. Bank N.A.) COP, Series A, 1.370%, 10/1/2041 (put 1/2/2020)	1,250,000	1,250,000
[c]	City of Minneapolis (Fairview Health Services Obligated Group; LOC Wells Fargo Bank, N.A.), Series C, 1.550%, 11/15/2048 (put 1/2/2020)	6,940,000	6,940,000
[a]	CME Group, Inc., 1.780%, 1/10/2020	4,900,000	4,898,062
[a]	Con Edison, Inc., 2.000%, 1/6/2020	18,000,000	17,996,000
[a]	Consumers Energy Co., 2.000%, 1/2/2020	18,000,000	18,000,000
	Daimler Finance North America,
[a]	2.050%, 1/17/2020	13,000,000	12,988,896
[a]	2.080%, 1/15/2020	5,000,000	4,996,244
	Delmarva Power & Light, 1.800%, 1/2/2020	18,000,000	18,000,000
[a,b]	Diageo Capital plc, 1.950%, 1/24/2020	18,000,000	17,978,550
[a]	Dollar General Corp., 2.100%, 1/8/2020	18,000,000	17,993,700
[a]	Emerson Electric Co., 1.620%, 1/24/2020	18,000,000	17,982,180
[a]	Entergy Corp., 1.950%, 1/2/2020	18,000,000	18,000,000
[a,b]	Experian Finance plc, 1.850%, 1/22/2020	17,000,000	16,982,528
	Federal Home Loan Bank Discount Notes,
	1.014%, 1/2/2020	47,041,000	47,039,693
	1.573%, 1/13/2020	650,000	649,692
	1.573%, 1/17/2020	37,000,000	36,976,104
	1.583%, 1/15/2020	500,000	499,718
	1.584%, 1/24/2020	6,650,000	6,643,660
	1.589%, 1/23/2020	700,000	699,361
	1.604%, 1/23/2020	500,000	499,539
	Florida Power & Light Co., 1.850%, 1/2/2020	18,000,000	18,000,000
	General Electric Co., 2.050%, 1/7/2020	18,000,000	17,994,875
[a]	General Mills, Inc., 1.950%, 1/13/2020	6,000,000	5,996,425
[a]	Home Depot (The), 1.550%, 1/2/2020	18,000,000	18,000,000
[a]	Intercontinental Exchange, Inc., 1.750%, 1/10/2020	9,000,000	8,996,500
[c]	Irvine Ranch Water District (LOC Bank of America, N.A.), Series B, 1.360%, 10/1/2041 (put 1/2/2020)	980,000	980,000
[a]	JM Smucker Co., 1.980%, 1/7/2020	18,000,000	17,995,050
[a]	Kentucky Utilities Co., 2.030%, 1/8/2020	3,000,000	2,998,985
[a]	McCormick & Company, Inc., 1.800%, 1/15/2020	700,000	699,545
[a]	Mcdonald’s Corp., 1.850%, 1/21/2020	18,000,000	17,982,425
[a]	Mondelez International, Inc., 1.830%, 1/2/2020	15,000,000	15,000,000
[c]	New York City Water & Sewer System (SPA Landesbank Hessen-Thuringen), 1.620%, 6/15/2039 (put 1/2/2020)	500,000	500,000
[a]	Pinnacle West Capital Corp., 2.050%, 1/17/2020	10,000,000	9,991,458
	Potomac Electric Power Co., 1.800%, 1/2/2020	18,000,000	18,000,000
	Ryder System, Inc.,
	2.000%, 1/22/2020	18,000,000	17,980,000
	2.030%, 1/2/2020	18,000,000	18,000,000
	San Diego Gas & Electric Co.,
[a]	1.870%, 1/2/2020	3,000,000	3,000,000
[a]	1.980%, 1/2/2020	15,000,000	15,000,000
[a]	Sempra Energy Holdings, 1.870%, 1/3/2020	10,000,000	9,999,481
[a]	Snap-on, Inc., 1.830%, 1/2/2020	18,000,000	18,000,000
	Southern California Edison Co.,
[a]	1.950%, 1/6/2020	5,000,000	4,998,917
[a]	2.350%, 1/2/2020	13,000,000	13,000,000
	Southern Co. Gas Capital Corp.,
[a]	1.840%, 1/2/2020	8,000,000	8,000,000
[a]	1.950%, 1/7/2020	10,000,000	9,997,292
[a]	2.150%, 1/14/2020	18,000,000	17,987,100

Schedule of Investments, Continued
Thornburg Capital Management Fund	December 31, 2019 (Unaudited)

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Stanley Works (The),
[a]	1.650%, 1/2/2020	$12,324,000	$ 12,324,000
[a]	1.650%, 1/6/2020	3,520,000	3,519,355
[c]	State of California (LOC Barclays Bank plc) GO, Series A1, 1.350%, 5/1/2033 (put 1/2/2020)	9,675,000	9,675,000
[a]	Sysco Corp., 1.950%, 1/2/2020	18,000,000	18,000,000
	Tennessee Valley Authority Discount Notes, 1.583%, 1/8/2020	25,000,000	24,993,500
[a]	Tyson Foods, Inc., 1.980%, 1/6/2020	18,000,000	17,996,040
	Union Electric Co., 2.080%, 1/8/2020	15,000,000	14,994,800
	United States Treasury Bill,
	0.800%, 1/7/2020	25,000,000	24,997,222
	1.001%, 1/30/2020	24,000,000	23,981,318
	1.014%, 1/9/2020	25,000,000	24,995,139
	1.185%, 1/2/2020	25,000,000	25,000,000
	1.400%, 1/14/2020	5,000,000	4,997,667
	1.463%, 1/23/2020	15,680,000	15,666,616
	1.471%, 1/14/2020	20,958,000	20,947,726
	1.475%, 1/16/2020	25,000,000	24,985,660
	1.510%, 1/21/2020	25,000,000	24,980,076
	1.516%, 1/23/2020	9,320,000	9,311,761
[a]	Viacomcbs Inc., 2.000%, 1/29/2020	10,000,000	9,985,000
[a]	Wec Energy Group, Inc., 2.050%, 1/8/2020	8,200,000	8,197,198
[a]	Western Union Co., 2.050%, 1/3/2020	18,000,000	17,998,975
	Wisconsin Gas Co., 1.950%, 1/7/2020	800,000	799,783
	Wisconsin Power & Light Co., 1.750%, 1/6/2020	18,000,000	17,996,500
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,088,055,486)		1,088,055,486
	Total Investments — 100.0% (Cost $1,088,055,486)		$1,088,055,486
	Other Assets Less Liabilities — 0.0%		12,671
	Net Assets — 100.0%		$1,088,068,157

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $516,088,906, representing 47.43% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
COP	Certificates of Participation
GO	General Obligation
LOC	Letter of Credit
SPA	Stand-by Purchase Agreement

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg Capital Management Fund	December 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the "Audit Committee") to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the Financial Accounting Standards Board (the "FASB"). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg Capital Management Fund	December 31, 2019 (Unaudited)

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.